SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

A Look at the Sit Mutual Funds...........................................   2

Chairman's Letter........................................................   3

Performance Review.......................................................   4

Fund Reviews

      Money Market Fund..................................................   6

      U.S. Government Securities Fund....................................   8

      Bond Fund..........................................................  10

      Tax-Free Income Fund...............................................  12

      Minnesota Tax-Free Income Fund.....................................  14



         This document must be preceded or accompanied by a Prospectus.

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $6 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:

          *    Free telephone exchange
          *    Dollar-cost averaging through automatic investment plan
          *    Electronic transfer of funds for purchases and redemptions
          *    Free check-writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans

[CHART]
SIT FAMILY OF FUNDS

STABILITY:           INCOME:              GROWTH & INCOME:    GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME     LONG TERM CAPITAL   LONG TERM CAPITAL
AND CURRENT INCOME                        APPRECIATION AND    APPRECIATION
                                          INCOME


MONEY MARKET         U.S. GOVERNMENT      BALANCED            MID CAP GROWTH
                      SECURITIES          LARGE CAP GROWTH    INTERNATIONAL
                     TAX-FREE INCOME                           GROWTH
                     MINNESOTA TAX-FREE                       SMALL CAP GROWTH
                      INCOME                                  DEVELOPING
                     BOND                                      MARKETS GROWTH

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - JUNE 30, 1997

[PHOTO]

Dear Fellow Shareholders:

         Fixed income markets rebounded strongly during the three months ended June 30, 1997 after a difficult first quarter. Bond prices rallied during the second quarter as economic indicators confirmed slower growth and subdued inflation.

Economic Overview

     An environment of moderating economic growth and benign inflation unfolded during the second quarter of 1997, which we believe will continue into the second half of the year. We expect real GDP growth to decelerate from the very strong +5.9% first quarter annual rate to +2.0% for the second quarter and +2.5% for the second half of 1997. The key to our outlook is the material deceleration in consumer spending. Despite robust confidence levels, we do not foresee a strong rebound in economic activity, given the high ratio of consumer debt service payments to income, flattening equipment investment relative to GDP and still high real interest rates.
     Through June, inflation news continues to be very favorable. The year-over-year increase in the Consumer Price Index is a mere +2.3%, its lowest since 1965; the Producer Price Index (PPI) recorded six months of consecutive declines for the first time in the postwar period; and the PPI for Crude Materials is currently recording negative year-over-year rates of change; the price of gold is down 20% thus far in 1997; and crop conditions look good. Of concern is the economy operating at close to full capacity, the relatively low unemployment rate, and improving global economic conditions. Inflation appears to be benign, but we will continue to monitor these factors closely.
     On the fiscal policy front, progress has been made in crafting a tax package that would include the first large Federal tax cut in sixteen years. While details need to be reconciled, momentum is good and a meaningful tax reduction package has a high probability of passage. More importantly, this reflects a fiscal policy shift toward stimulus after years of restraint. The fiscal 1997 budget deficit is almost certain to be smaller than the Congressional Budget Office's most recent forecast of $67 billion.
     After a single 0.25% hike in the Federal funds on March 25, the Federal Reserve left monetary policy unchanged at its May 20th FOMC meeting and noted a more cautious approach to further tightening. Subsequent economic reports have since validated the Fed's position and, again, no action was taken at its meeting in early July. The bond rally has continued into July with further momentum. At 6.45%, the 30-year Treasury bond yield is approaching its December 1996 trough of 6.35%. For comparison, previous troughs occurred at approximately 5.95% in January 1996 and 5.79% in October 1993. With the declining U.S. federal deficit, the issuance of Treasury debt is diminishing. In addition, the high differential between U.S. interest rates and rates abroad has encouraged heavy foreign buying, and, when last reported, foreigners owned 33% of U.S. Treasury debt. These supply/demand dynamics, as well as the fundamental outlook, support our outlook for lower interest rates in the near term.

Strategy Summary

     Given our expectations for bond yields to decline further, we are maintaining taxable bond portfolio durations at slightly extended levels relative to their respective benchmarks. A more defensive positioning is anticipated as interest rates move lower. We remain focused on areas within each market sector and continue to emphasize high coupon mortgage pass-through securities with stable prepayment rates. We continue to look for securities that provide incremental yield, such as asset backed securities that are collateralized by home equity loans and real estate investment trusts in the corporate sector.
     Municipal bond yields, which have declined beyond their 1996 trough levels, are at their lowest level since October 1993. Municipal bond yields are approaching levels where advance refunding activity should start to accelerate, particularly among lower rated issues. Sector and security selection continue to be key elements of our investment approach for our municipal funds. We remain focused on issues in the housing and health care sectors, despite the fact that relative yield spreads are historically narrow. In addition, we continue to seek securities offering greater call protection without lengthening the average maturity of the Funds.
     As stronger economic activity or inflation could again reverse the market outlook for interest rates, we believe that our focus on high current income and stability of principal will help provide positive incremental returns over longer term periods. We appreciate your continued interest in the Sit Mutual Funds and look forward to helping you to achieve your long-term investment goals.

Sincerely,

/S/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
JUNE 30, 1997  PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

     Bond prices rallied during the second quarter as economic indicators confirmed slower growth and subdued inflation and market sentiment about further Fed tightening dissipated. The Federal Reserve left monetary policy unchanged during the second quarter after a single 25 basis point hike in the Federal funds rate on March 25. The 3-month Treasury bill yield decreased from 5.33% on March 31 to 5.17% on June 30, compared to a range of 4.84% and 5.34% during the quarter and to 5.18% on December 31, 1996.
     The 30-year Treasury bond yield decreased 0.28% during the quarter, from 7.08% to 6.80%, but was still above its latest trough of 6.35% reached in early December 1996. Taxable bonds posted strong returns for the second quarter, reversing their negative performance of the first quarter, and are now in positive territory year-to-date. The corporate sector, which continued to benefit from narrowing relative yield spreads, and governments outperformed due to their longer durations. Market performance in the shorter duration asset-backed and mortgage pass-throughs sectors lagged during the quarter, although mortgages remain ahead year-to-date.
     Municipal bonds followed the strong taxable bond rally during the quarter with yields in the intermediate maturity range experiencing the largest declines. The Bond Buyer 40-Bond Municipal Index yield decreased 0.26% during the quarter, from 5.95% to 5.69%. During June, municipal bond yields broke through their lows reached in early December 1996. The Bond Buyer 40-Bond Index yield reached 5.58% in June, which compares to 5.61% in early December. The hospital sector continued to benefit from narrowing relative yield spreads and some advance refunding activity. While the housing sector lagged during the second quarter, its characteristic price stability has benefited returns over longer term periods.
     Security selection remains a strong component of the attractive returns earned by the Sit bond funds over the longer term. These results were achieved consistent with the Funds' dual objectives of high current income and principal stability.




                                                                     RETURN - CALENDAR YEAR
                                        -----------------------------------------------------------------------  YIELD
                                                                                                           YTD   AS OF  DISTRIBUTION
                                        1988      1989 1990  1991  1992     1993       1994    1995  1996  1997  6/30/97   RATE(2)
                                        -----------------------------------------------------------------------  -------------------
SIT MONEY MARKET FUND                   ----      ---- ----  ----  ----     0.46%(1)   3.84%   5.58% 5.08%  2.53% 5.32%(6)

SIT U.S. GOV'T. SECURITIES FUND        7.86      11.04 10.97 12.87  5.43    7.34       1.77   11.50  4.99   2.99  5.95     6.27%
SIT BOND FUND                           ----      ---- ----  ----  ----     0.34(1)   -1.31   16.83  4.25   3.44  6.53     6.51

SIT TAX-FREE INCOME FUND               2.19(1)    8.38  7.29  9.25  7.71   10.42      -0.63   12.86  5.69   3.74  5.32(4)  5.62

SIT MINNESOTATAX-FREE
    INCOME FUND                         ----      ---- ----  ----  ----     1.60(1)    0.63   11.90  5.89   2.93  5.31(3)  5.53

3-MONTH U.S. TREASURY BILL             7.10       8.73  8.04  5.72  3.56    3.13       4.47    5.98  5.27
LEHMAN INTER. GOVERNMENT BOND INDEX    6.40      12.68  9.56 14.11  6.93    8.17      -1.75   14.41  4.06
LEHMAN AGGREGATE BOND INDEX            7.89      14.53  8.96 16.00  7.40 9.75/0.54(1) -2.92   18.47  3.63
LEHMAN 5-YEAR MUNICIPAL BOND INDEX  6.39/0.75(1)  9.07  7.70 11.41  7.62    8.73      -1.28   11.65  4.22

SIT INVESTMENT RESERVE FUND            6.65%      8.53% 7.59% 6.14% 3.81%   2.34(5)
    (Inception date 1/25/85. Converted to Sit Money Market Fund on 11/1/93.)



                                                                    TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                               QUARTER       SIX MONTHS          PERIODS ENDED JUNE 30, 1997
                                                            ENDED 6/30/97 ENDED 6/30/97  -----------------------------------------
                                          NASDAQ            ------------- -------------                                     SINCE
                                          SYMBOL   INCEPTION                             1 YEAR     3 YEARS   5 YEARS    INCEPTION
                                          ------   ---------                             ------     -------   -------    ---------
SIT MONEY MARKET FUND                      SNIXX   11/01/93       1.30%      2.53%         5.12%      5.16%       --        4.78%
SIT U.S. GOV'T. SECURITIES FUND            SNGVX   06/02/87       3.00       2.99          6.97       6.99       6.22       8.18
SIT BOND FUND                              SIBOX   12/01/93       3.90       3.44          8.80       8.48        --        6.37
SIT TAX-FREE INCOME FUND                   SNTIX   09/29/88       3.02       3.74          8.54       7.63       7.11       7.60
SIT MINNESOTA TAX-FREE INCOME FUND         SMTFX   12/01/93       2.57       2.93          7.66       7.18        --        6.36

3-MONTH U.S. TREASURY BILL                         11/01/93       1.30       2.62          5.31       5.44        --        5.11
LEHMAN INTER. GOVERNMENT BOND INDEX                05/31/87       2.79       2.76          6.95       7.19       6.23       8.02
LEHMAN AGGREGATE BOND INDEX                        11/30/93       3.67       3.09          8.15       8.53        --        6.08
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                 09/30/88       2.45       2.42          6.17       6.20       5.89       7.05


(1)  Period from Fund inception through calendar year-end.

(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 6/30/97.

(3) For Minnesota residents in the 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.41%, 9.07% and 9.61%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).

(4) For individuals in the 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.71%, 8.31% and 8.81%, respectively (income subject to state tax, if any).

(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.

(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 6/30/97 was 5.18%.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.

SIT MONEY MARKET FUND REVIEW
JUNE 30, 1997

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
PAUL J. JUNGQUIST, CFA
   PORTFOLIO MANAGER

     The Sit Money Market Fund provided investors with a +1.30% return for the second quarter of 1997 compared to a +1.21% average return for the Lipper Analytical Services, Inc. Money Market Fund universe. The Fund's performance ranked 34th of 307 funds in its Lipper peer group category. As of June 30, 1997, the Fund's 7-day compound yield was 5.32% and its average maturity was 29 days, compared to 4.74% and 27 days, respectively, at March 31, 1997.
     The Federal Reserve Board has held the federal funds rate steady since raising it by 25 basis points to 5.50% during March. Three-month Treasury bill yields decreased from 5.33% at March 31 to 5.17% at June 30. Yields fell during the quarter in anticipation of no near term change in the federal funds rate and a change in market expectations about future Fed policy. The current yield level implies that the market is not expecting any additional tightening by the Fed in the third quarter of 1997. Sharply slowing economic growth and continued low inflation are the secular factors supporting this expectation. Accordingly, the Fund will try to take advantage of current yield levels and maintain the average maturity of the portfolio in a range of 25 to 35 days over the near term in anticipation of no near term change in Fed policy. The Fund may shorten its average maturity, however, if signs of an additional tightening begin to appear. The Fund will lengthen its average maturity when evidence indicates that the Fed is near the end of its tightening cycle.
     Despite the slowing in economic activity in the second quarter, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. Consumer finance companies may experience continued pressure, however, as consumer credit exposure continues to be at relatively high levels, so we will monitor the Fund's permissible credits in this industry particularly closely. The Fund continues to diversify its core holdings and its industry exposure of permissible credits. In the months ahead, we plan to add Tier I credits in the technology, diversified finance and consumer non-durable industries.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.
     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                PORTFOLIO SUMMARY

      Net Asset Value  6/30/97:    $1.00 Per Share
                       3/31/97:    $1.00 Per Share

              Total Net Assets:    $34.42 Million


[GRAPH]
                               PORTFOLIO STRUCTURE
                             (% of total net assets)

Consumer Loan Finance         16.8
Diversified Finance           13.0
Captive Equipment Finance     12.4
U.S. Government               10.7
Utilities                      9.5
Captive Auto Finance           6.7
Insurance                      4.4
Captive Oil Finance            3.8
Retail                         3.3
Energy                         3.2
Technology/Business Equip.     3.2
Other Assets & Liabilities    13.0


                        AVERAGE ANNUAL TOTAL RETURNS*             CUMULATIVE TOTAL RETURNS*
                    ----------------------------------     --------------------------------------

                    Money   Lipper Money   U.S. Treasury   Money   Lipper Money     U.S. Treasury
                   Market      Market          Bill       Market      Market            Bill
                    Fund       Average       (3-Month)     Fund       Average         (3-Month)
                    ----       -------       ---------     ----       -------         ---------
3 Months            1.30%       1.21%          1.30%       1.30%       1.21%            1.30%
   (unannualized)
1 Year              5.12        4.82           5.31        5.12        4.82             5.31
3 Year              5.16        4.94           5.44       16.29       15.58            17.22
Inception           4.78        4.57           5.11       18.65       17.81            20.06


* As of 6/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

[GRAPH]

SIT MONEY MARKET FUND
3-MONTH U.S. TREASURY BILL INDEX

The sum of $10,000 invested at inception (11/1/93) and held until 6/30/97 would have grown to $11,865 in the Fund or $12,006 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.

                                 QUALITY RATINGS

[GRAPH]

                             (% of total net assets)
                       AS RATED BY MOODY'S, S&P AND FITCH

                              First Tier Securities
                                      100%

First Tier Securities  100%
Second Tier Securities   0%

SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
JUNE 30, 1997

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

     The Sit U.S. Government Securities Fund provided investors with a +3.00% return for the second quarter of 1997 compared to a +2.79% average return for the Lehman Intermediate Government Bond Index. For the twelve months ended June 30, 1997, the Fund's total return of +6.97% was in line of with the +6.95% average return for its benchmark. As of June 30, 1997, the Fund's 30-day SEC yield was +5.95% and its 12-month distribution rate was +6.27%, compared to +6.65% and +6.29%, respectively, at March 31, 1997.
     U.S. Treasury yields fell sharply across all maturities during the past quarter. As a result, longer duration securities provided better returns than those with intermediate or shorter maturities. The Fund continues to focus on intermediate maturity securities that provide a high level of income. The decrease in interest rates over the past quarter resulted in higher prices for the Fund's Treasury and collateralized mortgage obligation holdings. In addition, the Fund's holdings in seasoned, high coupon mortgage and manufactured housing loan pass-through securities, which are relatively more stable in price because of their shorter average lives, provided high returns due to their high coupon income. Despite this strong performance, however, the Fund's return lagged that of its Lipper universe due to its shorter effective duration. Investment activity for the past three months consisted of reducing emphasis on mortgage pass-through securities and increasing exposure to Treasury securities as well as investing in certain government closed-end bond funds. The shares of the closed-end funds were purchased at a price below the funds' net asset value, producing a high dividend yield comparable to other securities held in the Fund.
     Economic growth slowed in the second quarter from the torrid +5.9% of the first quarter and inflation has continued to subside, thereby reducing pressure on the Federal Reserve to raise short term interest rates in the near term. However, a reacceleration of growth in the second half of the year and/or a reversal in the positive trend of inflation could result in the Fed raising short term interest rates in the second half of 1997. Given this somewhat cautious outlook regarding future Fed policy, the Fund's continued emphasis on investing in securities that produce high current income takes on increased importance.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).


                                PORTFOLIO SUMMARY

         Net Asset Value  6/30/97:  $10.43 Per Share
                          3/31/97:  $10.28 Per Share

               Total Net Assets:    $77.65 Million

                 30-Day SEC Yield:    5.95%

       12-Month Distribution Rate:    6.27%

                 Average Maturity:   15.2 Years

               Effective Duration:    3.8 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)

GNMA Pass-Through Securities            52.6
U.S. Treasury Bonds                     20.3
Collateralized Mortgage Obligations     13.1
FNMA Pass-Through Securities             5.1
Mutual Funds                             3.9
FHLMC Pass-Through Securities            3.2
Cash & Cash Equivalents                  1.8


                          AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
                 ---------------------------------------------    ---------------------------------------------
                 U.S. Gov't.       Lipper        Lehman Inter.    U.S. Gov't.       Lipper      Lehman Inter.
                 Securities      U.S. Gov't.      Gov't. Bond     Securities      U.S. Gov't.     Bond Fund
                    Fund        Fund Average         Index           Fund        Fund Average       Index
                    ----        ------------         -----           ----        ------------       -----
3 Months          3.00%            3.51%              2.79%           3.00%          3.51%           2.79%
   (unannualized)
1 Year            6.97             7.01               6.95            6.97           7.01            6.95
3 Years           6.99             7.09               7.19           22.48          22.81           23.16
5 Years           6.22             6.01               6.23           35.20          33.87           35.27
10 Years          8.14             7.45               7.96          118.72         105.09          115.18
Inception         8.18             7.48               8.02          120.91         107.14          117.72
  (6/2/87)

* As of 6/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                                GROWTH OF $10,000
[GRAPH]

SIT U.S. GOV'T. SECURITIES FUND
LEHMAN INTER. GOV'T. BOND INDEX

The sum of $10,000 invested at inception (6/2/87) and held until 6/30/97 would have grown to $22,091 in the Fund or $21,772 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains. The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

                         ESTIMATED AVERAGE LIFE PROFILE
[GRAPH]

                    Years
--------------------------------------------
0-1       1-5       5-10      10-20     20+
---       ---       ----      -----     ---
1.8%      74.2%     14.3%     5.9%      3.8%

The Advisor's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

SIT BOND FUND REVIEW
JUNE 30, 1997

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
BRYCE A, DOTY, CFA
   PORTFOLIO MANAGER

     The Sit Bond Fund provided investors with a +3.90% return for the second quarter of 1997 compared to a +3.30% average return for the Lipper Analytical Services, Inc. Investment Grade Bond Fund universe. The Fund's performance ranked 20th of 200 funds in its Lipper peer group category for the quarter. For the twelve months ended June 30, 1997, the Fund's total return of +8.80% substantially exceeded the +7.54% average return for its Lipper universe and ranked 23rd of 183 funds, and 12th of 102 funds since inception. As of June 30, 1997, the Fund's 30-day SEC yield was +6.53% and its 12-month distribution rate was +6.51%, compared to +6.68% and +6.54%, respectively, at March 31, 1997.
     U.S. Treasury yields fell sharply across all maturities during the past quarter. As a result, longer duration securities provided better returns than those with intermediate or shorter maturities. This decrease in interest rates resulted in higher prices for the Fund's holdings across all sectors. The asset-backed sector produced the most favorable return for the portfolio during the quarter due to its relatively longer effective duration. While the agency pass-through sector produced high levels of interest income, it had the weakest total return due to its relatively shorter duration.
     The Fund's most significant sector shifts during the quarter reduced emphasis on Treasury securities and increased exposure to the higher yielding corporate and agency pass-through sectors. Increased exposure to the corporate sector should enhance performance if the bond market rally continues, while increased exposure to the agency pass-through sector should help reduce volatility in the Fund's net asset value if interest rates should rise again.
     Economic growth slowed in the second quarter from the torrid +5.9% of the first quarter and inflation has subsided, thereby reducing pressure on the Federal Reserve to raise short term interest rates in the near term. However, reacceleration of growth in the second half of the year and/or a reversal in the positive trend of inflation could result in the Fed raising short term interest rates in the second half of 1997. Given this somewhat cautious outlook regarding Fed policy, the Fund's continued emphasis on investing in securities that produce high current income is increasingly important. Our longer term outlook forecasts moderate economic growth combined with low inflation, resulting in relatively stable interest rates. As a result, we are maintaining the Fund's duration at 5.0 years, slightly longer than the 4.6 year duration of its benchmark, the Lehman Aggregate Bond Index, enabling the Fund to invest in higher yielding securities that offer attractive total returns.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.
     The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.

                                PORTFOLIO SUMMARY

         Net Asset Value 6/30/97:    $9.83 Per Share
                         3/31/97:    $9.62 Per Share

              Total Net Assets:      $6.70 Million

                30-Day SEC Yield:     6.53%

      12-Month Distribution Rate:     6.51%

                Average Maturity:    17.3 Years

              Effective Duration:     5.0 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)



Agency Pass-Through Securities          30.6
Corporate Bonds & Notes                 26.0
Asset-Backed Securities                 15.4
Collateralized Mortgage Obligations      8.5
U.S. Treasury                            5.5
Mutual Funds                             4.4
Trust Preferred Securities               2.2
Cash Equivalents                         7.4


                         AVERAGE ANNUAL TOTAL RETURNS*                       CUMULATIVE TOTAL RETURNS*
                   ----------------------------------------        ---------------------------------------
                               Lipper Inter.       Lehman                    Lipper Inter.        Lehman
                   Bond      Investment Grade     Aggregate        Bond    Investment Grade      Aggregate
                   Fund       Bond Fund Avg.     Bond Index        Fund     Bond Fund Avg.      Bond Index
                   ----       --------------     ----------        ----     --------------      ----------
3 Months           3.90%          3.30%             3.67%          3.90%          3.30%            3.67%
   (unannualized)
1 Year             8.80           7.54              8.15           8.80           7.54             8.15
3 Year             8.48           7.63              8.53          27.67          24.67            27.83
Inception          6.37           5.25              6.08          24.77          20.14            23.55
  (12/1/93)


 * As of 6/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                                GROWTH OF $10,000

SIT BOND FUND
LEHMAN AGGREGATE BOND INDEX

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/97 would have grown to $12,477 in the Fund or $12,355 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

                                 QUALITY RATINGS
                             (% of total net assets)

                          LOWER OF MOODY'S OR S&P USED.

                                  AAA   15.4%
                                    A   15.9%
                                  BBB   17.3%
           Other Assets & Liabilities    7.4%
     Agency Backed Securities & CMO's   39.1%
                      U.S. Government    5.5%

SIT TAX-FREE INCOME FUND REVIEW
JUNE 30, 1997

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
   PORTFOLIO MANAGER

     The Sit Tax-Free Income Fund provided shareholders with a total return of +3.02% for the 3 months and +3.74% for the 6 months ended June 30, 1997. As bond yields declined during the quarter, the Fund's focus on securities that provide higher income and greater stability of principal value, such as those in the housing sector, caused the Fund's return to lag. The Fund's quarterly performance ranked #209 of 245 general municipal funds tracked by Lipper Analytical Services, which averaged +3.41% for the quarter. Over longer term periods, the Fund continues to benefit from its emphasis on yield. Compared to its Lipper peer group, the Fund's returns ranked #50 of 226 funds for the 12-month period, #47 of 176 funds for the 3-year period, #17 of 107 funds for the 5-year period and #44 of 78 funds since inception.
     The Fund's price per share, which has reached all time highs in recent weeks, was $10.14 on June 30, 1997. This compares to $9.98 on March 31, and $10.05 on December 31, 1996. Year-to-date, the Fund's price remained within a range of 2.2%, varying between $9.94 and $10.16. The Fund's 30-day SEC yield, which had been relative stable around 5.45% since January, decreased slightly to 5.32% on June 30. The Fund's 12-month distribution rate has approximated 5.60% for over a year.
     Fund assets increased from $342.5 million to $376.0 million during the quarter. Industry sector weightings were relatively unchanged, aside from multifamily housing which decreased from 34.3% to 32.4%. A Texas hospital issue was advance refunded, causing the health care sector to decrease from 19.6% to 18.6% and prerefunded bonds to increase from 1.7% to 3.4%. In addition, the Fund's weighting in securities rated "A" or better increased from 61.7% to 62.6%. Cash increased from 2.6% to 5.2%.
     The Fund's average maturity shortened slightly from 17.9 years to 17.5 years. The Fund's duration to estimated average life of 7.3 years on June 30, 1997 was unchanged from March 31, and compares to 6.1 years on December 31, 1996. The Fund's implied duration, which more closely represents the Fund's historical price sensitivity to changes in interest rates, decreased from 5.0 years to 4.6 years. This shortening in implied duration occurred despite the Fund's focus on increasing call protection to lock in higher yields over the longer term. We intend to keep the Fund fully invested and continue to seek opportunities that provide a high level of current income.

                        INVESTMENT OBJECTIVE AND STRATEGY

    The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

    Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                               PORTFOLIO SUMMARY

          Net Asset Value  6/30/97:    $10.14 Per Share
                           3/31/97:     $9.98 Per Share

                  Total Net Assets:   $375.95 Million

                  30-Day SEC Yield:      5.32%

              Tax Equivalent Yield:      8.81% (1)

        12-Month Distribution Rate:      5.62%

                  Average Maturity:     17.5 Years

   Duration to Estimated Avg. Life:      7.3 Years (2)

                  Implied Duration:      4.6 Years (2)

(1) For individuals in the 39.6% federal tax bracket.
(2)  See page 11.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)

               Multifamily Mortgage Revenue            32.4
               Hospital/Health Care Revenue            18.6
               Single Family Mortgage Revenue          16.7
               Transportation                           6.4
               Industrial Revenue/Pollution Control     5.3
               Other Revenue                            4.9
               Escrowed to Maturity/Pre-Refund          3.4
               Public Facilities                        1.8
               Municipal Lease Rental                   1.8
               Education/Student Loan                   1.7
               Sales Tax Revenue                        0.8
               Utility                                  0.6
               General Obligation                       0.4
               Cash & Cash Equivalents                  5.2


                        AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                 ------------------------------------------       -----------------------------------------
                 Tax-Free     Lipper General       Lehman         Tax-Free    Lipper General       Lehman
                  Income        Muni. Bond      5-Year Muni.       Income       Muni. Bond      5-Year Muni.
                   Fund          Fund Avg.       Bond Index         Fund         Fund Avg.       Bond Index
                   ----          ---------       ----------         ----         ---------       ----------
3 Months           3.02%           3.41%             2.45%          3.02%           3.41%           2.45%
   (unannualized)
1 Year             8.54            7.81              6.17           8.54            7.81            6.17
3 Years            7.63            7.10              6.20          24.69           22.86           19.77
5 Years            7.11            6.51              5.89          41.00           37.10           33.11
Inception          7.60            7.73              7.05          89.85           91.93           81.52
  (9/29/88)


* As of 6/30/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                                GROWTH OF $10,000

[GRAPH]
SIT TAX-FREE INCOME FUND
LEHMAN 5-YEAR MUNI. BOND INDEX

The sum of $10,000 invested at inception (9/29/88) and held until 6/30/97 would have grown to $18,985 in the Fund or $18,152 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                 QUALITY RATINGS

                             (% of total net assets)
          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                 AAA       14.0%
                                  AA       11.5%
                                   A       31.9%
                                 BBB       37.4%
          Other Assers & Liabilities        5.2%

SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
JUNE 30, 1997

[PHOTO]
MICHAEL C. BRILLEY
   SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
   PORTFOLIO MANAGER

     The Sit Minnesota Tax-Free Income Fund provided shareholders with a total return of +2.57% for the 3 months and +2.93% for the 6 months ended June 30, 1997. As bond yields declined during the quarter, the Fund's focus on securities that provide higher income and greater stability of principal value, such as those in the housing sector, caused the Fund's return to lag. The Fund's quarterly performance ranked #40 of 44 Minnesota municipal funds tracked by Lipper Analytical Services, which averaged +3.10% for the quarter. Over longer term periods, the Fund continues to benefit from its emphasis on yield. Compared to its Lipper peer group, the Fund's returns ranked #13 of 44 funds for the 12-month period, #6 of 30 funds for the 3-year period, and #1 of 25 funds since inception.
     The Fund's price per share, which has reached new highs in recent weeks, was $10.26 on June 30, 1997. This compares to $10.14 on March 31, and $10.24 on December 31, 1996. Year-to-date, the Fund's price remained within a range of 1.9%, varying between $10.11 and $10.30. The Fund's 30-day SEC yield, which had been relatively stable around 5.50% since January, decreased slightly to 5.31% on June 30. The Fund's 12-month distribution rate has approximated 5.60% for over a year.
     Fund assets increased from $94.1 million to $108.1 million during the quarter. Industry sector weightings were relatively unchanged, aside from the health care sector which increased from 12.2% to 13.9%. The Fund's weighting in securities rated "A" or better remained at approximately 61%, as holdings in BBB-rated securities decreased from 6.1% to 4.8% and non-rated securities increased from 33.1% to 35.7%. Cash decreased from 5.1% to 3.7%.
     The Fund's average maturity lengthened from 18.8 years during the first quarter to 19.6 years. The Fund's duration to estimated average life increased to 7.6 years on June 30, 1997, which compares to 7.2 years on March 31 and 6.9 years on December 31, 1996. The Fund's implied duration, which more closely represents the Fund's historical price sensitivity to changes in interest rates, increased from 4.1 years during the first quarter to 4.4 years. This lengthening in portfolio duration reflects the Fund's efforts to increase call protection and lock in higher yields over the longer term. We are monitoring the Fund's duration measures closely to avoid approaching extended levels. We intend to keep the Fund fully invested and continue to seek opportunities that provide a high level of current income.

                        INVESTMENT OBJECTIVE AND STRATEGY


    The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

    The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.


                                PORTFOLIO SUMMARY

               Net Asset Value  6/30/97:   $10.26 Per Share
                                3/31/97:   $10.14 Per Share

                       Total Net Assets:  $108.11 Million

                       30-Day SEC Yield:     5.31%

                   Tax Equivalent Yield:     9.61% (1)

             12-Month Distribution Rate:     5.53%

                       Average Maturity:    19.6 Years

        Duration to Estimated Avg. Life:     7.6 Years (2)

                       Implied Duration:     4.4 Years (2)


(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2) See page 9.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)


               Multifamily Mortgage Revenue            39.6
               Single Family Mortgage Revenue          18.1
               Hospital/Health Care Revenue            13.9
               Industrial Revenue/Pollution Control     8.8
               Other Revenue Bonds                      8.7
               Municipal Lease Rental                   2.7
               Public Facilities                        1.9
               Education/Student Loan                   1.5
               General Obligation                       1.1
               Cash & Cash Equivalents                  3.7


                       AVERAGE ANNUAL TOTAL RETURNS*                        CUMULATIVE TOTAL RETURNS*
                --------------------------------------------      -------------------------------------------
                MN Tax-Free      Lipper MN         Lehman         MN Tax-Free     Lipper MN         Lehman
                  Income        Muni. Bond      5-Year Muni.        Income       Muni. Bond      5- Year Muni.
                   Fund          Fund Avg.       Bond Index          Fund         Fund Avg.       Bond Index
                   ----          ---------       ----------          ----         ---------       ----------
3 Months           2.57%           3.10%             2.45%          2.57%            3.10%          2.45%
   (unannualized)
1 Year             7.66            7.19              6.17           7.66             7.19           6.17
3 Year             7.18            6.63              6.20          23.11            21.23          19.77
Inception          6.36            4.71              5.07          24.70            17.93          19.37
  (12/1/93)


* As of 6/30/97


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

[GRAPH]

SIT MN TAX-FREE INCOME FUND
LEHMAN 5-YEAR MUNI. BOND INDEX


The sum of $10,000 invested at inception (12/1/93) and held until 6/30/97 would have grown to $12,470 in the Fund or $11,937 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.



                                 QUALITY RATINGS

                             (% of total net assets)
           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

[GRAPH]

                                 AAA    20.4%
                                  AA    21.0%
                                   A    14.4%
                                 BBB     4.8%
                           Not Rated    35.7%
          Other Assets & Liabilities     3.7%

                           ADVISER'S ASSESSMENT OF
                             NOT-RATED SECURITIES

                                AA        0.6%
                                 A        1.8
                               BBB       25.2
                                BB        7.2
                                 B        0.8
                                         -----
                             Total       35.7%

[LOGO]


Directors:
                         Eugene C. Sit, CFA
                         Peter L. Mitchelson, CFA
                         Michael C. Brilley
                         John E. Hulse
                         Sidney L. Jones
                         Donald W. Phillips
                         William E. Frenzel

Director Emeritus:
                         Melvin C. Bahle

Officers:
                         Eugene C. Sit, CFA                  Chairman
                         Peter L. Mitchelson, CFA            Vice Chairman
                         Michael C. Brilley                  Senior Vice President
                         Mary K. Stern                       President
                         Paul E. Rasmussen                   Vice President & Treasurer
                         Debra A. Sit, CFA                   Vice President - Investments; Assistant Treasurer
                         Bryce A. Doty, CFA (1)              Vice President - Investments
                         Paul J. Jungquist, CFA (2)          Vice President - Investments
                         Michael P. Eckert                   Vice President - Group Manager
                         Michael J. Radmer                   Secretary
                         Carla J. Rose                       Assistant Secretary


(1)  Bond and U.S. Government Securities Funds only.
(2)  Money Market Fund only.